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                                                                    EXHIBIT 10.1

                     ENTRAVISION COMMUNICATIONS CORPORATION

             $225,000,000 8.125% Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT

                                                                  March 12, 2002
                                                              New York, New York

UBS WARBURG LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the Initial Purchasers

c/o      UBS Warburg LLC
         299 Park Avenue
         New York, New York  10171

Ladies and Gentlemen:

     Entravision Communications Corporation, a Delaware corporation (the "Issuer"), agrees with you as follows:

     1. Issuance of Notes. The Issuer proposes to issue and sell to UBS Warburg LLC ("UBS Warburg"), Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives (the "Representatives") of the Initial Purchasers listed in Schedule I attached hereto (the "Initial
                                    ----------
Purchasers") $225,000,000 aggregate principal amount of 8.125% Senior Subordinated Notes due 2009 (the "Original Notes"). The Original Notes will be issued pursuant to an indenture (the "Indenture"), to be dated as of March 1, 2002 (as defined herein), by and between the Issuer and Union Bank of California, N.A., as trustee (the "Trustee"). The Notes (as defined herein) will be unconditionally guaranteed, on a senior subordinated basis, as to payment of principal, premium, if any, and interest, by the Guarantors (as defined herein) (the "Guarantees"). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

     In connection with the offering of the Notes, the Issuer will enter into an amendment to its credit agreement to be dated on or about the Closing Date (as so amended, the "Credit Agreement"). The lenders under the Credit Agreement will have the benefit of security interests in certain specified collateral granted by the Issuer and certain of its subsidiaries.

     The Original Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the

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                                      -2-

"Act"). The Issuer has prepared a preliminary offering memorandum, dated March 4, 2002 (the "Preliminary Offering Memorandum"), and a final offering memorandum dated and available for distribution on the date hereof (the "Offering Memorandum") relating to the Issuer and the Original Notes. Any reference herein to the Offering Memorandum or any amendment or supplement thereto shall be deemed to refer to and include any documents filed with the Securities and Exchange Commission (the "Commission") and to the extent specifically incorporated by reference in the Offering Memorandum (the "Incorporated Documents").

     The Initial Purchasers have advised the Issuer that the Initial Purchasers intend, as soon as they deem practicable after this Purchase Agreement (this "Agreement") has been executed and delivered, to resell (the "Exempt Resales") the Original Notes purchased by the Initial Purchasers under this Agreement in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act; the Persons specified in clauses (i) and (ii) are sometimes collectively referred to herein as the "Eligible Purchasers."

     Upon issuance of the Original Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Original Notes shall bear the legend relating thereto set forth under "Notice to Investors" in the Offering Memorandum.

     Holders (including subsequent transferees) of the Original Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") to be dated the Closing Date. Pursuant to the Registration Rights Agreement, the Issuer will agree to (i) file with the Commission under the circumstances set forth in the Registration Rights Agreement, (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement), the "Exchange Notes" and, together with the Original Notes, the "Notes") to be offered in exchange for the Original Notes (the "Exchange Offer"), issued under the Indenture or an indenture substantially identical to the Indenture, and guaranteed by the related Guarantees, and/or (b) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Original Notes, and (ii) to use its reasonable best efforts to cause such Registration Statements to be declared effective. The Issuer acknowledges that the Guarantees may be considered to be separate securities under applicable securities laws and regulations and that references herein to "qualification," "registration," or "exemption," or terms of like import, as related to the Notes, shall be deemed to apply equally, to the extent required, to the Guarantees. This Agreement, the Notes, the Indenture, the Registration Rights Agreement, and the Guarantees are hereinafter sometimes referred to collectively as the "Note Documents." The Note Documents and the Credit Agreement are hereinafter sometimes referred to collectively as the "Transaction Documents."

     Proceeds from the issuance and sale of the Original Notes, together with cash on hand, will be applied to repay the Term B Notes under the Credit Agreement.

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     The issuance and sale of the Original Notes and the effectiveness of the amendment to the Credit Agreement are collectively referred to as the "Transactions."

     2. Agreements to Sell and Purchase. On the basis of the representations,
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warranties and covenants contained in this Agreement and subject to the terms and conditions contained in this Agreement, and upon payment of the purchase price specified herein for the Original Notes, the Issuer agrees to issue and sell to the Initial Purchasers, and on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, each of the Initial Purchasers jointly and not severally agrees to purchase from the Issuer, the aggregate principal amount of the Original Notes set forth opposite its name on Schedule I
                                                                      ----------
attached hereto. The purchase price for the Original Notes shall be 97.50% of their principal amount.

     3. Delivery and Payment. Delivery of, and payment of the purchase price
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for, the Original Notes shall be made at 8:00 a.m., California time, on March
18, 2002 (such date and time, the "Closing Date") at the offices of Foley & Lardner, 2029 Century Park East, 35th Floor, Los Angeles, CA 90067. The Closing Date and the location of delivery of and the form of payment for the Original Notes may be varied by mutual agreement between UBS Warburg and the Issuer.

     All of the Original Notes shall be delivered by the Issuer to the Initial Purchasers (or as the Initial Purchasers direct) through the facilities of The Depository Trust Company against payment by the Initial Purchasers of the purchase price therefor by means of transfer of immediately available funds to such account or accounts specified by the Issuer in accordance with its obligations under Section 4(g) hereof on or prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Original Notes shall be evidenced by one or more certificates in global form registered in such names as the Initial Purchasers may request upon at least one business day's notice prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Original Notes

     4. Agreements of the Issuer. The Issuer covenants and agrees with the
        ------------------------
Initial Purchasers as follows:

     (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuer consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales.

     (b) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of such proposed amendment or supplement (including any document to be incorporated by reference) at least two business days prior to the proposed use, and shall not have reasonably objected to such amendment or supplement.

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     (c) If, prior to the time that the Initial Purchasers have completed their distribution of the Original Notes, any event occurs as a result of which, in the judgment of the Issuer or in the judgment of counsel to the Initial Purchasers, the Offering Memorandum, as then amended or supplemented, would include an untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, or it is necessary to amend or supplement the Offering Memorandum to comply with any applicable laws, the Issuer shall promptly notify the Initial Purchasers of such event and (subject to Section 4(b)) prepare an appropriate amendment or supplement to the Offering Memorandum that will correct such statement or omission or effect such compliance.

     (d) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Original Notes under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, the Issuer shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

     (e) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Original Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. The Issuer shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Original Notes under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Original Notes under any securities laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (f) Whether or not the transactions contemplated by this Agreement are consummated, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel to the Issuer) reasonably incurred and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuer and the Initial Purchasers in connection with any meetings with prospective investors in the Original Notes,
(iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery of the Original Notes by the Issuer to the Initial Purchasers, (v) the qualification or registration of the Notes for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees and disbursements of counsel (including local counsel) to the Initial Purchasers relating thereto), (vi) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use

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in connection with Exempt Resales, (vii) the preparation of certificates for the
Notes, (viii) the application for quotation of the Notes in The Portal Market ("Portal") of the National Association of Securities Dealers, Inc. ("NASD"), including, but not limited to, all listing fees and expenses, (ix) the approval of the Notes by The Depository Trust Company ("DTC") for "book-entry" transfer,
(x) the rating of the Notes by rating agencies, (xi) the fees and expenses of the Trustee and its counsel and (xii) the performance by the Issuer of its other obligations under the Note Documents.

     (g) To use the proceeds from the sale of the Original Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (h) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Original Notes.

     (i) Not to, and not to permit any of its subsidiaries (i) to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated with the sale of the Original Notes in a manner that would require the registration under the Act of the sale of the Original Notes to the Initial Purchasers or any Eligible Purchasers, or (ii) for a period of 90 days after the Closing Date, without the prior written consent of UBS Warburg, to sell, offer for sale or solicit offers to buy any debt securities with a term of one year or longer; provided that, an assumption of debt previously outstanding at an acquired company (and not issued in contemplation of such acquisition) and otherwise permitted under the terms of the Indenture, will not be deemed to violate clause (ii) hereof.

     (j) Not to, and to use its reasonable best efforts to cause its affiliates (as defined in Rule 144 under the Act) not to, resell any of the Original Notes that have been reacquired by any of them.

     (k) Not to engage, not to allow any of its subsidiaries to engage, and to use its reasonable best efforts to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Issuer makes no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Original Notes in the United States prior to the effectiveness of a registration statement with respect to the Notes.

     (l) Not to engage, not to allow any of its subsidiaries to engage, and to use its reasonable best efforts to cause its other affiliates and any person acting on its behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Issuer makes no covenant) not to engage, in any directed selling effort with respect to the Original Notes, and to comply with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

     (m) During the period of three years after the Closing Date, to furnish to the Initial Purchasers copies of such financial statements and other periodic and special reports as the Issuer may from time to time distribute generally to holders of any class of its capital stock or file with the Commission, Nasdaq or any national securities exchange, and to furnish to each Initial Purchaser who so requests a copy of each annual or other report it is required to file therewith.

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     (n) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Issuer is not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such holder or beneficial owner designated by the holder or beneficial owner. The Issuer will pay the expenses of printing and distributing such documents.

     (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

     (p) To comply with all of its obligations set forth in the representations letter of the Issuer to DTC relating to the approval of the Notes by DTC for "book-entry" transfer and to use its best efforts to obtain approval of the Notes by DTC for "book-entry" transfer.

     (q) Prior to the Closing Date, to furnish without charge to the Initial Purchasers, (i) as soon as they have been prepared by the Issuer, a copy of any regularly prepared internal financial statements of the Issuer and the Guarantors for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum, (ii) all other reports and other communications (financial or otherwise) that the Issuer mails or otherwise makes available to its security holders and (iii) such other information as the Initial Purchasers shall reasonably request.

     (r) Not to distribute prior to the Closing Date any offering material in connection with the offer and sale of the Original Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

     (s) During the period of two years after the Closing Date or, if earlier, until such time as the Original Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940.

     (t) In connection with the offering, until the Initial Purchasers shall have notified the Issuer of the completion of the resale of the Notes, not to, and not to permit any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other Persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest; and neither the Issuer nor any of its affiliates will make bids or purchases for the purpose of creating actual or apparent active trading in, or of raising the price of, the Notes.

     (u) To use its reasonable best efforts to effect the inclusion of the Original Notes in Portal.


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     5. Representations and Warranties. (a) The Issuer and each of the
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Guarantors (as defined below), jointly and severally, represents and warrants to the Initial Purchasers that:

     (i) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared for use in connection with the Exempt Resales. None of the Preliminary Offering Memorandum, the Offering Memorandum, the Incorporated Documents, or any supplement or amendment thereto contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer makes no representation or warranty with respect to information relating to the Initial Purchasers contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum or any supplement or amendment thereto in reliance upon and in conformity with information furnished to the Issuer in writing by or on behalf of the Initial Purchasers expressly for inclusion in the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto. No order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Issuer, has been threatened.

     (ii) Each of the Incorporated Documents, at the time it was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

     (iii) There are no securities of the Issuer that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system of the same class as the Notes within the meaning of Rule 144A under the Act.

     (iv) Attached hereto as Schedule II is a true and complete list of each
                             -----------
entity in which the Issuer has a direct or indirect majority equity or voting interest (all such entities, the "Subsidiaries"), their jurisdictions of incorporation or formation, type of entity and percentage equity ownership by the Issuer. As noted on Schedule II, certain of the Subsidiaries (such Subsidiaries, the "Guarantors") have agreed to guarantee the Notes, on a senior-subordinated basis. As noted on Schedule II, certain of the Guarantors are designated "Material Guarantors." All Subsidiaries (other than Special Purpose License Subsidiaries) that are not designated Material Guarantors, if aggregated on a pro forma basis, would not constitute a "Significant Subsidiary" as that term is defined in Rule 405 of the Act. "Special Purpose License Subsidiary" means any Subsidiary of the Issuer organized for the purpose of holding any current or future FCC broadcast license or licenses. The Issuer and each of the Subsidiaries (a) is a corporation, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power and authority, and has all governmental licenses, authorizations, consents and approvals, necessary to own its property and carry on its business as now being conducted, except if the failure to obtain any such license, authorization, consent and approval would not, individually or in the aggregate, have a Material Adverse Effect; and
(c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to be so qualified and in good standing, individually or in the aggregate, would not have a Material Adverse

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                                      -8-

Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), results of operations, performance, properties or prospects of the Issuer and the Subsidiaries, taken as a whole.

     (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Issuer or the Subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Issuer or the Subsidiaries, except as otherwise disclosed in the Offering Memorandum.

     (vi) All the outstanding shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

     (vii) All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Issuer directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as otherwise disclosed in the Offering Memorandum.

     (viii) Except as otherwise described in the Offering Memorandum, there are no contracts, agreements or understandings between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Act with respect to any securities of the Issuer.

     (ix) As of the Closing Date, the Issuer shall have an authorized capitalization as set forth under the heading "Capitalization" in the Offering Memorandum.

     (x) The Issuer and each Guarantor each has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is a party and to consummate the transactions contemplated hereby and by the Note Documents to be consummated on its part and, without limitation, the Issuer and each Guarantor each has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes and the Guarantees, as applicable.

     (xi) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and each Guarantor.

     (xii) The Indenture has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will be a valid and legally binding obligation of the Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.


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     (xiii) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuer, and when issued, authenticated and delivered by the Issuer against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legally binding and valid obligations of the Issuer, entitled to the benefits of the Indenture, including without limitation, the Guarantees, and enforceable against the Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Original Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

     (xiv) The Exchange Notes have been, or on or before the Closing Date will be, duly and validly authorized for issuance by the Issuer, and when issued, authenticated and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be legally binding and valid obligations of the Issuer, entitled to the benefits of the Indenture, including without limitation, the Guarantees, and enforceable against the Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (xv) The Guarantees have been duly and validly authorized by each of the Guarantors and, when duly executed and delivered by them, will constitute a valid and legally binding obligations of the Guarantors, enforceable against them in accordance with their terms, except that (A) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Guarantees, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

     (xvi) The Registration Rights Agreement has been duly and validly authorized by the Issuer and each Guarantor and, when duly executed and delivered by the Issuer and each Guarantor (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will constitute a valid and legally binding obligation of the Issuer and each Guarantor, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

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                                      -10-

     (xvii) The Credit Agreement has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer (assuming the due authorization, execution and delivery thereof by the lenders thereto), will constitute a valid and legally binding obligation of the Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (xviii) All taxes, fees and other governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Note Documents and the execution, delivery and sale of the Original Notes shall have been paid by or on behalf of the Issuer at or prior to the Closing Date.

     (xix) None of the Issuer or any Subsidiary is (A) in violation of its respective charter or bylaws for corporations, or other constitutive documents for other forms of business entities, or (B) in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuer and the Subsidiaries, taken as a whole, to which the Issuer or the Subsidiaries is a party or by which the Issuer or the Subsidiaries or any of their respective property is bound (collectively, "Agreements and Instruments"), or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, other than, in the case of clause
(B) herein, defaults that individually or in the aggregate would not have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Issuer or any Subsidiary under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness.

     (xx) The execution, delivery and performance of the Transaction Documents and consummation of the other Transactions does not and will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except for (1) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (2) such as may be required under the securities or Blue Sky laws of the various states, and (3) qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the issuance of the Exchange Notes), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default (or event which, with giving of notice or passage of time or both, would constitute a default) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer or the Subsidiaries pursuant to the charter or bylaws for corporations, or other constitutive documents for other forms of business entities, of the Issuer or the Subsidiaries or any indenture, loan agreement, mortgage, material lease or other agreement or instrument that is material to the Issuer and the Subsidiaries, taken as a whole, to which the Issuer or the Subsidiaries is a party or by which the Issuer or the Subsidiaries or their respective property is bound, (C) conflict with or constitute a breach of any of the terms and provisions of any statute, any rule, regulation (including, without limitation, the Communications Act of 1934, as amended, and the regulations promulgated thereunder (the "Communications Laws")), or any order of any governmental agency or body (including, without limitation, the Federal Commu-nications Commission (the "FCC")) or any court having jurisdiction over the Issuer, any Subsidiary or any of their respective properties, (D) constitute a Repayment Event (as defined below), (E) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuer, any of the Subsidiaries, or their respective property, (F) result in the suspension, termination or revocation of any Authorization (as defined below) of the Issuer or the Subsidiaries, or any other impairment of the rights of the holder of any such Authorization with, any governmental agency or body (including without limitation, the FCC or any court, except that a copy of this Agreement is to be filed with the FCC within 30 days of its execution. As used in this Agreement, "Repayment Event" means any event or condition that gives the holder (or any person acting on such holder's behalf) of any note, debenture or other evidence of indebtedness, or any other contractual obligation (including without limitation, preferred stock or similar securities) the right to require the repurchase or redemption or repayment of all or a portion of such indebtedness or other contractual obligation by the Issuer or any Subsidiary.

     (xxi) Except as set forth in the Offering Memorandum, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) against or, to the knowledge of the Issuer, affecting the Issuer, any of the Subsidiaries, any of their respective properties other than such which, if determined adversely to the Issuer or the Subsidiaries, would not, individually or in the aggregate, (A) have a Material Adverse Effect and (B) interfere with or adversely affect the consummation of any of the Transactions.

     (xxii) Except as would not have a Material Adverse Effect, there is no (A) significant unfair labor practice complaint, grievance or arbitration proceeding served upon the Issuer or any Subsidiary pending or, to the Issuer's best knowledge, threatened against the Issuer or the Subsidiaries before the National Labor Relations Board or any foreign, state or local labor relations board or similar authority; (B) strike, labor dispute, slowdown or stoppage pending or, to the Issuer's best knowledge, threatened against the Issuer or the Subsidiaries; or (C) union representation question existing with respect to the employees of the Issuer and the Subsidiaries. To the best of the Issuer's knowledge, no collective bargaining organizing activities are taking place with respect to the Issuer or the Subsidiaries, except as disclosed in the Offering Memorandum.

     (xxiii) The Issuer and the Subsidiaries are in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the rules and regulations of the FCC. None of the Issuer or the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which would not, singly or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, result in a Material Adverse Effect.

     (xxiv) Each of the Issuer and the Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (including, without limitation, under any applicable Communications Laws or Environmental
Laws) (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities (including without limitation the FCC) and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its respective properties and to conduct its business as currently conducted, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Offering Memorandum, each such Authorization is valid and in full force and effect, with no conditions, restrictions or qualifications (other than those applicable generally to holders of broadcast television and radio station licenses from the FCC) and the Issuer and the Subsidiaries are in compliance with all the respective terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice of proceedings or other notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow or, if determined adversely to the Issuer or any Subsidiary, could result in, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome, respectively, to the Issuer or the Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect. The Issuer and/or the Subsidiaries is the holder of the Authorizations issued by the FCC for each of the low-power, Class A and full-service television stations and all of the radio stations identified as being owned by the Issuers and/or the Subsidiaries in the Offering Memorandum and such stations represent all of the stations owned by Issuer and/or the Subsidiaries. None of the Issuer or any of its Subsidiaries holds any Authorization issued by the FCC other than those used in connection with the operation of their respective television and radio stations.

     (xxv) The Issuer and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum and as do not interfere with the use made and proposed to be made of such property by the Issuer and the Subsidiaries, and as would not have a Material Adverse Effect; and any real property and buildings held under lease by the Issuer and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuer and the Subsidiaries, in each case except as described in the Offering Memorandum.

     (xxvi) All material tax returns required to be filed by the Issuer and the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Issuer or the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

     (xxvii) The Issuer and each of the Guarantors is not, and after giving effect to the Transactions and the application of the proceeds thereof as described in the Offering Circular will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (xxviii) The Issuer and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (xxix) The Issuer and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and none of the Issuer or the Subsidiaries (A) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (B) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

     (xxx) Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Original Notes or (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Original Notes in a manner that would require registration of the Original Notes under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer in a manner that would require registration of the Original Notes under the Act.

     (xxxi) Neither the Issuer nor any of its affiliates (as defined in Regulation D under the Act) has, directly or through any agent (other than the Initial Purchasers or any affiliate of the Initial Purchasers, as to which no representation is made), sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of any security (as defined in the Act) that is currently or will be integrated with the sale of the Original Notes in a manner that would require the registration of the Original Notes under the Act.

     (xxxii) Neither the Issuer nor any of its affiliates, or any person acting on its or their behalf (other than any Initial Purchaser, as to whom the Issuer makes no representation), is engaged in any directed selling effort with respect to the Original Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meaning given to them by Regulation S.

     (xxxiii) No form of general solicitation or general advertising (prohibited by the Act in connection with offers or sales such as the Exempt Resales) was used by the Issuer or any of its representa-tives (other than any Initial Purchaser, as to whom the Issuer makes no representation) in connection with the offer and sale of any of the Original Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or displayed on any computer terminal, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer nor any of its affiliates has entered into, and neither the Issuer nor any of its affiliates will enter into, any contractual arrangement with respect to the distribution of the Original Notes except for this Agreement.

     (xxxiv) As of December 31, 2001, neither the Issuer nor any Subsidiary had any material liabilities or obligations, direct or contingent, that were not set forth in the Issuer's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum. Since December 31, 2001, except as set forth or contemplated in the Offering Memorandum, (A) none of the Issuer or any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that would, individually or in the aggregate, have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (B) there has not been any event or development in respect of the business or condition (financial or other) the Issuer and the Subsidiaries that would, either individually or in the aggregate, have a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock and
(D) there has not been any change in the long-term debt of the Issuer or any of the Subsidiaries.

     (xxxv) Neither the Issuer nor any Subsidiary (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect, or as the same may hereafter be in effect, on the Closing Date.

     (xxxvi) McGladrey & Pullen LLP are independent accountants under Rule 101 of the AICPA Code of Professional Conduct and its interpretations and rulings. The historical consolidated financial statements included in the Offering Memorandum (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations, stockholders' equity, cash flows and changes in financial position of the Issuer and its wholly owned subsidiaries, on the basis stated therein at the dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with U.S. GAAP; the supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with U.S. GAAP the information required to be stated therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) present fairly the information shown therein and have been prepared on a basis consistent with the financial statements and the books and records of the Issuer and its wholly owned subsidiaries.

     (xxxvii) As of the date hereof and as of the Closing Date, immediately prior to and immediately following the consummation of the Transactions, the Issuer and each Subsidiary is and will be Solvent. The Issuer is not contemplating the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Issuer has no knowledge of any Person contemplating the filing of any such petition against the Issuer. As used herein, "Sol-vent" shall mean, for any Person on a particular date, that on such date (A) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (B) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (C) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay as such debts and liabilities mature, (D) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would be found to constitute unreasonably small capital and (E) such Person is able to pay its debts as they become due and payable.

     (xxxviii) Except as described in the section entitled "Plan of Distribution" in the Offering Memorandum, there are no contracts, agreements or understandings between the Issuer or any Subsidiary and any other Person other than the Initial Purchasers pursuant to this Agreement that would give rise to a valid claim against the Issuer, any such Subsidiary or either Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

     (xxxix) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Issuer believes to be reliable and accurate in all material respects.

     (xl) There are no transactions between the Issuer and its affiliates and concerning material contracts, agreements, covenants, indentures, loans, mortgages, leases or other agreements or instruments material to the Issuer that would be required to be described in a prospectus included in a registration statement filed under the Act that have not been described in the Offering Memorandum or incorporated by reference therein, and the descriptions thereof are accurate and complete in all material respects.

     (xli) Each certificate signed by any officer of the Issuer and/or Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuer to the Initial Purchasers as to the matters covered by such certificate.

          The Issuer acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
     Section 8 of this Agreement, counsel to the Issuer and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuer hereby consents to such reliance.

(b) Each Initial Purchaser acknowledges that it is purchasing the Original Notes pursuant to a private sale exemption from registration under the Act, and that the Original Notes have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Issuer that:

     (i) Neither it, nor any person acting on its behalf, has or will solicit offers for, or offer or sell, the Original Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and it has and will solicit offers for the Original Notes only from, and will offer and sell the Original Notes only to, (A) Persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to such Initial Purchaser that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (B) Persons other than U.S. Persons outside the United States in reliance on the exemption from the registration requirements of the Act provided by Regulation S.

     (ii) With respect to offers and sales outside the United States, such Initial Purchaser has offered the Original Notes and will offer and sell the Original Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Original Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchaser nor any person acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Original Notes, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S.

     Terms used in this Section 5(b)(ii) have the meanings given to them by Regulation S.

     (iii) It will not initially offer or sell any Original Notes to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which shall not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995. It shall comply with all applicable provisions of the Financial Services Markets Act 2000 ("FSMA") with respect to anything done by it in relation to the Original Notes in, from, or otherwise including the United Kingdom. It will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue of any Original Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer.

     (iv) It has such knowledge and experience in financial and business matters as is necessary to evaluate fully the merits and risks of an investment in the Original Notes.

     The Initial Purchasers understand that the Issuer and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuer and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and each Initial Purchaser hereby consents to such reliance.

     6. Indemnification. (a) The Issuer and each Guarantor, jointly and
        ---------------
severally, agrees to indemnify and hold harmless the Initial Purchasers, each person, if any, who controls any

Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of any Initial Purchaser and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses (including, but not limited, to reasonable attorneys' fees and any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "Losses") to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to an Initial Purchaser made therein in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuer may otherwise have, including, but not limited to, liability under this Agreement.

     (b) Each Initial Purchaser agrees to indemnify and hold harmless the Issuer and the Guarantors, and each person, if any, who controls the each of them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each of its agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person from and against any Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission relating to such Initial Purchaser made therein in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of such Initial Purchaser expressly for use therein. The parties hereto acknowledge that the information described in Section 9 is the only information furnished in writing by the Initial Purchasers to the Issuer expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

     (c) Promptly after receipt by an indemnified party under subsection 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 45 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include an admission of fault, culpability, or a failure to act, by or on behalf of such indemnified party.

     7. Contribution. In order to provide for contribution in circumstances in
        ------------
which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Original Notes or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Original Notes (net of discounts and commissions but before deducting expenses) received by the Issuer are to (y) the total discount received by the Initial Purchasers. The relative fault of the Issuer, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the total discount applicable to the Original Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Issuer or the Guarantors within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and each director, officer, employee and agent of the Issuer or the Guarantors, as the case may be, shall have the same rights to contribution as the Issuer and the Guarantors, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

     8. Conditions of Initial Purchasers' Obligations. The obligations of the
        ---------------------------------------------
Initial Purchasers to purchase and pay for the Original Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

     (a) All of the representations and warranties of the Issuer and the Guarantors contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date. The Issuer and each of the Guarantors shall have performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date.

     (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers on the date of this Agreement or at such later date as the Initial Purchasers may determine. No stop order suspending the qualification or exemption from qualification of the Original Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened. The Offering Memorandum (in the form first delivered to the Initial Purchasers for use in confirming sales of the Original Notes) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance and sale of the Original Notes or consummation of the Exchange Offer; except as disclosed in the Offering Memorandum (in the form first delivered to the Initial Purchasers for use in confirming sales of the Original Notes), no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuer, threatened against the Issuer or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would have a Material Adverse Effect; and no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

     (d) As of December 31, 2001, neither the Issuer nor any Subsidiary had any material liabilities or obligations, direct or contingent, that were not set forth in the Issuer's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum. Since December 31, 2001, except as set forth or contemplated in the Offering Memorandum (in the form first delivered to the Initial Purchasers for use in confirming sales of the Original Notes), (a) none of the Issuer or any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that, individually or in the aggregate, would have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business or condition (financial or other) of the Issuer and the Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (c) there has been no dividend or distribution of any kind declared, paid or made by the Issuer or any Subsidiary that is not wholly owned by the Issuer on any class of its capital stock.

     (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by two authorized officers of the Issuer and each of the Guarantors confirming, as of the Closing Date, to its knowledge, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

     (f) The Initial Purchasers shall have received on the Closing Date opinions dated the Closing Date, addressed to the Initial Purchasers, of (i) Foley & Lardner, counsel to the Issuer, and (ii) Thompson Hine LLP, FCC counsel to the Issuer, substantially in the form of Exhibits A-1 and A-2, respectively, each of
                                     ------------     ---
which is attached hereto.

     (g) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date of O'Melveny & Myers LLP, counsel to the Initial Purchasers.

     (h) On the date hereof, the Initial Purchasers shall have received a "comfort letter" from McGladrey & Pullen LLP, independent public accountants for the Issuer, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. In addition, the Initial Purchasers shall have received "bring-down comfort letter" from McGladrey & Pullen LLP, dated as of the Closing Date, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

     (i) Each of the other Transaction Documents, including without limitation the Indenture, shall have been executed and delivered, and the Initial Purchasers shall have received copies, conformed as executed, thereof, except that, in lieu of Issuer's entering into the Credit Agreement, on or prior to the Closing Date written consents shall have been obtained from a sufficient percentage of the lenders under the Credit Agreement to consent to the issuance of the Notes.

     (j) Each of the other Transactions shall have been, or shall substantially simultaneously be consummated.

     (k) The Initial Purchasers shall have been furnished with wiring instructions for the application of the proceeds of the Original Notes in accordance with this Agreement and such other information as they may reasonably request.

     (l) O'Melveny & Myers LLP, counsel to the Initial Purchasers, shall have been furnished with such documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

     (m) The Original Notes shall be eligible for trading in The Portal Market upon issuance. All agreements set forth in the representation letter of the Issuer to DTC relating to the approval of the Notes by DTC for "book-entry" transfer shall have been complied with.

     If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled (or waived by UBS Warburg), this Agreement may be terminated by the Initial Purchasers on notice to the Issuer at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Sections 4(f), 6, 7, 9, 10 and 11(d) shall remain in effect.

     The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchasers on the Closing Date.

     9. Initial Purchasers Information. The parties hereto severally acknowledge
        ------------------------------
that the statements with respect to the delivery of the Original Notes to the Initial Purchasers set forth in the first four sentences of the sixth paragraph and in the seventh paragraph under "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

     10. Survival of Representations and Agreements. All representations and
         ------------------------------------------
warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the acknowledgement contained in Section 9, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Issuer or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7, 9 and 11(d) shall survive the termination of this Agreement, including a termination pursuant to Section 11.

     11. Effective Date of Agreement; Termination. (a) This Agreement shall
         ----------------------------------------
become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

     (b) UBS Warburg, on behalf of the Initial Purchasers, shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Issuer from UBS Warburg, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuer and the Guarantors or any affiliate thereof if, on or prior to such date, (i) the Issuer or any of the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on their part to be performed under this Agreement when and as required, (ii) any other condition to the obligations of the Initial Purchasers under this Agreement pursuant to Section 8 is not fulfilled when and as required, (iii) there has been any change, or any development involving a prospective change, in business, condition (financial or other), results of operations, assets or prospects of the Issuer and the Subsidiaries taken as a whole, which would, in the judgment of UBS Warburg, make it impracticable to proceed with the offering and delivery of the Original Notes on the terms and in the manner contemplated by the Offering Memorandum, (iv) there shall have occurred any downgrading, or any notice shall have been given of (A) any intended or potential downgrading, or (B) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Issuer or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act, (v) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (vi) a general banking moratorium shall have been declared by federal or New York authorities, (vii) any major disruption of settlements of securities, (viii) there is an outbreak or escalation of hostilities, acts of terrorism, or other national or international calamity or crisis (economic, political or otherwise), in any such case involving the United States or affecting the financial markets in the United States (or potentially affecting them if the financial markets in the United States have not yet opened), or there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which make it, in UBS Warburg's reasonable judgment, impracticable to proceed with the offering or delivery of the Original Notes on the terms and in the manner contemplated in the Offering Memorandum or (ix) there shall have been such a material adverse change or material disruption in the financial, banking or capital markets generally (including, without limitation, the markets for debt securities of companies similar to the Issuer) or the effect (or potential effect if the financial markets in the United States have not yet opened) of international conditions on the financial markets in the United States shall be such as, in UBS Warburg's reasonable judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

     (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 12 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

     (d) If this Agreement shall be terminated pursuant to Section 11(b), or if the sale of the Notes provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuer or any of the Guarantors to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied on its part or because of any refusal, inability or failure on the part of the Issuer or any of the Guarantors to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuer and the Guarantors, jointly and severally, will reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

     12. Notice. All communications with respect to or under this Agreement,
         ------
except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or, telegraphed or telecopied and confirmed in writing to UBS Warburg LLC, 299 Park Avenue, New York, New York 10171 (telephone: (212) 821-3000, fax number:
203-719-1075), Attention: Syndicate Department, with a copy to O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California, 90071 (telephone: (213) 430-6000, fax: (213) 430-6407), Attention: Richard M. Jones, Esq.; and if sent to the Issuer or any Guarantor, shall be mailed, delivered or, telegraphed or telecopied and confirmed in writing to Entravision Communications Corporation, 2425 Olympic Blvd., Suite 6000 West, Santa Monica, CA 90404 (telephone:
(310)447-3870, fax: (310) 449-1306), Attention: Michael G. Rowles, General Counsel, with a copy to Foley & Lardner, 2029 Century Park East, 35th Floor, Los Angeles, CA 90067 (telephone: (310) 277-2223, fax: (310) 557-8475), Attention:
Lance Jon Kimmel, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall
         -------
be binding upon, the Initial Purchasers, the Issuer, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

     14. Construction. This Agreement shall be construed in accordance with the
         ------------
internal laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

     15. Captions. The captions included in this Agreement are included solely
         --------
for convenience of reference and are not to be considered a part of this Agreement.

     16. Counterparts. This Agreement may be executed in various counterparts
         ------------
that together shall constitute one and the same instrument.

                            [Signature Pages Follow]

     If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuer and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuer, the Guarantors and the Initial Purchasers.


              ENTRAVISION COMMUNICATIONS CORPORATION



              By:    /s/ Walter Ulloa
                 -----------------------------------
              Name:  Walter Ulloa
              Title: Chief Executive Officer

              ENTRAVISION-TEXAS LIMITED PARTNERSHIP
              ENTRAVISION-TEXAS, L.P., INC.
              ENTRAVISION-TEXAS, G.P., LLC
              ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.
              ENTRAVISION COMMUNICATIONS OF MIDLAND, LLC
              ENTRAVISION, L.L.C.
              ENTRAVISION-EL PASO, L.L.C.
              ENTRAVISION SAN DIEGO, INC.
              LOS CEREZOS TELEVISION COMPANY
              THE COMMUNITY BROADCASTING COMPANY OF SAN DIEGO, INCORPORATED ARIZONA RADIO, INC.
              LAS TRES CAMPANAS TELEVISION, INC.
              ASPEN FM, INC.
              LATIN COMMUNICATIONS GROUP INC.
              LATIN COMMUNICATIONS INC.
              VEA ACQUISITION CORP.
              LATIN COMMUNICATIONS EXCL INC.
              EXCL HOLDINGS, INC.
              EXCL COMMUNICATIONS, INC.
              EMBARCADERO MEDIA, INC.
              EMI SACRAMENTO RADIO, INC.
              EMI LOS ANGELES RADIO, INC.
              PORTLAND RADIO INC.
              RIVERSIDE RADIO, INC.
              MERIDIAN COMMUNICATIONS COMPANY
              SEXTANT BROADCASTING COMPANY
              METRO MIX, INC.
              NORTE BROADCASTING, INC.
              NORTE BROADCASTING OF COLORADO, INC.
              NORTE BROADCASTING OF NEW MEXICO, INC.
              NORTE BROADCASTING OF NEVADA, INC.

                            [Continued on next page]

                           [Continued from prior page]

               PACIFICO BROADCASTING, INC.
               RADIO EXITO, INC.
               SUR BROADCASTING, INC.
               SUR BROADCASTING OF COLORADO, INC.
               SUR BROADCASTING OF NEW MEXICO, INC.
               Z-SPANISH MEDIA CORPORATION
               NEW WNDZ, INC.
               NEWKKSJ, INC.
               PERSONAL ACHIEVEMENT RADIO, INC.
               KPPC RADIO, INC.
               WZCO BROADCASTING, INC.
               WRZA BROADCASTING, INC.
               KZLZ BROADCASTING, INC.
               KZFO BROADCASTING, INC.
               KZPZ BROADCASTING, INC.
               KZPZ LICENSE CORPORATION
               KZMS BROADCASTING, INC.
               KZCO BROADCASTING, INC.
               OROVILLE RADIO, INC.
               KZST BROADCASTING, INC.
               KTLR BROADCASTING, INC.
               KZSL BROADCASTING, INC.
               KHZZ BROADCASTING, INC.
               WLQY BROADCASTING, INC.
               GLENDALE BROADCASTING, INC.
               VISTA MEDIA GROUP, INC.
               VISTA MEDIA GROUP OF NEW YORK, INC.
               SEABOARD OUTDOOR ADVERTISING CO., INC.
               SALE POINT POSTERS, INC.
               VISTA OUTDOOR ADVERTISING, INC.
               VISTA OUTDOOR ADVERTISING, INC.

               By:      /s/ Walter Ulloa
                        ----------------------------------------
               Name:    Walter Ulloa
               Title:   As Chief Executive Officer
                        of each of the entities listed above

Confirmed and accepted as of the date first above written:

UBS WARBURG LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

As Representatives of the Initial Purchasers

By:  UBS WARBURG LLC


By:  /s/ Navid Mahmoodzadegan
     -----------------------------------
     Name:  Navid Mahmoodzadegan
     Title: Executive Director

By:  /s/ Michele Miyakawa
     -----------------------------------
     Name:  Michele Miyakawa
     Title: Director

                                                                      Schedule I

Initial Purchaser                                  Principal Amount of Notes to be Purchased
-----------------                                  -----------------------------------------
UBS Warburg LLC                                                             $106,875,000

Credit Suisse First Boston Corporation                                       $56,250,000

Merrill Lynch, Pierce, Fenner & Smith                                        $39,375,000
           Incorporated

Fleet Securities, Inc.                                                        $9,000,000

Scotia Capital (USA) Inc.                                                     $4,500,000

BNY Capital Markets, Inc.                                                     $4,500,000

TD Securities (USA) Inc.                                                      $4,500,000

Total                                                                       $225,000,000

                                                                     Schedule II

                                                                                         Jurisdiction                       Material
                                                         Type of     % Owned by the           of            Guarantor      Guarantor
          Subsidiary                                     Entity          Issuer         Incorporation         (|X|)          (|X|)
Entravision Holdings, LLC                                 Corp             100                CA
Entravision-Texas Limited Partnership                       LP              100                TX               |X|            |X|
Entravision-Texas, L.P., Inc.                             Corp             100                DE               |X|
Entravision-Texas, G.P., LLC                               LLC             100                DE               |X|
Entravision Communications Company, L.L.C.                 LLC             100                DE               |X|            |X|
Entravision Communications Of                              LLC             100                DE               |X|
 Midland, LLC
Entravision Midland Holdings, LLC                          LLC             100                DE
Entravision 27, L.L.C.                                     LLC             100                DE
Entravision, L.L.C.                                        LLC             100                DE               |X|
Entravision-El Paso, L.L.C.                                LLC             100                DE               |X|
Entravision San Diego, Inc.                               Corp             100                CA               |X|
Los Cerezos Television Company                            Corp             100                DE               |X|            |X|
The Community Broadcasting Company                        Corp             100                CA               |X|            |X|
 of San Diego, Incorporated
Arizona Radio, Inc.                                       Corp             100                DE               |X|            |X|
Las Tres Campanas Television, Inc.                        Corp             100                NV               |X|
Aspen FM, Inc.                                            Corp             100                CO               |X|
Tele Nacional, S.A. de C.V.                               Corp            99.9              Mexico
Comercializadora Frontera Norte S.A. de C.V.              Corp            99.9              Mexico
Television de California, S.A. de C.V.                    Corp            99.9              Mexico
26 de Mexico S.A. de C.V.                                 Corp             100              Mexico
Latin Communications Group Inc.                           Corp             100                DE               |X|
Latin Communications Inc.                                 Corp             100                DE               |X|            |X|
Vea Acquisition Corp.                                     Corp             100                DE               |X|
Latin Communications EXCL Inc.                            Corp             100                DE               |X|
EXCL Holdings, Inc.                                       Corp             100                IL               |X|

                                       -2-

                                                                                         Jurisdiction                       Material
                                                         Type of     % Owned by the           of            Guarantor      Guarantor
          Subsidiary                                     Entity          Issuer         Incorporation         (|X|)          (|X|)
EXCL Communications, Inc.                                 Corp             100                IL               |X|
Embarcadero Media, Inc.                                   Corp             100                DE               |X|
EMI Sacramento Radio, Inc.                                Corp             100                CA               |X|            |X|
EMI Los Angeles Radio, Inc.                               Corp             100                CA               |X|            |X|
Portland Radio Inc.                                       Corp             100                WA               |X|            |X|
Riverside Radio, Inc.                                     Corp             100                CA               |X|
Meridian Communications Company                           Corp             100                NV               |X|
Sextant Broadcasting Company                              Corp             100                NV               |X|            |X|
Metro Mix, Inc.                                           Corp             100                IL               |X|            |X|
Norte Broadcasting, Inc.                                  Corp             100                CA               |X|            |X|
Norte Broadcasting of Colorado, Inc.                      Corp             100                IL               |X|            |X|
Norte Broadcasting of New Mexico, Inc.                    Corp             100                NM               |X|            |X|
Norte Broadcasting of Nevada, Inc.                        Corp             100                NV               |X|            |X|
Pacifico Broadcasting, Inc.                               Corp             100                CA               |X|            |X|
Radio Exito, Inc.                                         Corp             100                NV               |X|            |X|
Sur Broadcasting, Inc.                                    Corp             100                CA               |X|            |X|
Sur Broadcasting of Colorado, Inc.                        Corp             100                IL               |X|            |X|
Sur Broadcasting of New Mexico, Inc.                      Corp             100                NM               |X|            |X|
Z-Spanish Media Corporation                               Corp             100                DE               |X|
New WNDZ, Inc.                                            Corp             100                IN               |X|            |X|
NEWKKSJ, Inc.                                             Corp             100                CA               |X|
Personal Achievement Radio, Inc.                          Corp             100                DE               |X|
KPPC Radio, Inc.                                          Corp             100                CA               |X|
WZCO Broadcasting, Inc.                                   Corp             100                IL               |X|            |X|
WRZA Broadcasting, Inc.                                   Corp             100                IL               |X|            |X|
KZLZ Broadcasting, Inc.                                   Corp             100                AZ               |X|            |X|
KZFO Broadcasting, Inc.                                   Corp             100                CA               |X|            |X|
KZPZ Broadcasting, Inc.                                   Corp             100                AZ               |X|            |X|
KZPZ License Corporation                                  Corp             100                AZ               |X|
KZMS Broadcasting, Inc.                                   Corp             100                CA               |X|            |X|
KZCO Broadcasting, Inc.                                   Corp             100                CA               |X|
Oroville Radio, Inc.                                      Corp             100                CA               |X|
KZST Broadcasting, Inc.                                   Corp             100                CA               |X|            |X|
KTLR Broadcasting, Inc.                                   Corp             100                TX               |X|

                                      -3-

                                                                                        Jurisdiction                       Material
                                                         Type of     % Owned by the           of            Guarantor      Guarantor
          Subsidiary                                     Entity          Issuer         Incorporation         (|X|)          (|X|)
KZSL Broadcasting, Inc.                                   Corp             100                CA               |X|
KHZZ Broadcasting, Inc.                                   Corp             100                CA               |X|            |X|
WLQY Broadcasting, Inc.                                   Corp             100                DE               |X|            |X|
Glendale Broadcasting, Inc.                               Corp             100                AZ               |X|            |X|
Vista Media Group, Inc.                                   Corp             100                DE               |X|            |X|
Vista Media Group of New York, Inc.                       Corp             100                DE               |X|            |X|
Seaboard Outdoor Advertising Co., Inc.                    Corp             100                NY               |X|            |X|
Sale Point Posters, Inc.                                  Corp             100                NY               |X|            |X|
Vista Outdoor Advertising, Inc. (N.Y.)                    Corp             100                DE               |X|            |X|
Vista Outdoor Advertising, Inc. (CAL.)                    Corp             100                DE               |X|            |X|

                                                                     Exhibit A-1

                               FORM OF OPINION OF

                                 FOLEY & LARDNER

     The opinion of Foley & Lardner, counsel for the Issuer (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:

     (i) The Issuer and each of the Material Guarantors and the Special Purpose License Subsidiaries (A) is a corporation, partnership or other entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, and (B) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to be so qualified and in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

     (ii) The Issuer and each of the Material Guarantors has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is a party and to consummate the Transactions and the Issuer and each of the Material Guarantors has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes and the Guarantees, as applicable.

     (iii) All the outstanding shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. All of the outstanding shares of capital stock of each of the Material Guarantors and the Special Purpose License Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Issuer directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as otherwise disclosed in the Offering Memorandum.

     (iv) The Purchase Agreement has been duly and validly authorized, executed and delivered by the Issuer and each of the Material Guarantors.

     (v) The Indenture has been duly and validly authorized, executed and delivered by the Issuer and is a legally binding and valid obligation of the Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (vi) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuer and, when issued, authenticated and delivered by the Issuer against payment by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture, the Original Notes will be legally binding and valid obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except as

                                     A-1-1
the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

     (vii) The Exchange Notes have been duly and validly authorized for issuance by the Issuer, and when issued, authenticated and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be legally binding and valid obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that enforceability of the Exchange Notes may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

     (viii) The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Issuer and each Guarantor and constitutes a valid and legally binding obligation of the Issuer and each Guarantor enforceable against the Issuer and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

     (ix) The Credit Agreement has been duly and validly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer enforceable against it in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

     (x) None of the Issuer, any Material Guarantor, or any Special Purpose License Subsidiary is (A) in violation of its respective charter or bylaws for corporations, or other constitutive documents for other forms of business entities, or (B) to our knowledge after due inquiry, in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuer and the Subsidiaries, taken as a whole, to which the Issuer, any Material Guarantor, or any Special Purpose License Subsidiaries is a party or by which the Issuer, any Material Guarantors or any Special Purpose License Subsidiary or their respective property is bound, or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body which in our professional judgment is applicable, that, in the case of clauses
(B) and (C) herein, individually or in the aggregate, would have a Material Adverse Effect.

     (xi) The execution, delivery and performance of the Transaction Documents by the Issuer and each Material Guarantor, as applicable, the compliance by the Issuer with all the provisions thereof and the consummation of the transactions contemplated thereby, will not (A) require any con-

                                     A-1-2
sent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except for FCC approvals or consents as contemplated by or disclosed in the Offering Memorandum, such as may be required under the securities or Blue Sky laws of the various states, such as have been or will be obtained or made on or prior to the Closing Date, registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, or qualification of the Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Notes), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default (or event which, with the giving of notice or passage of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer, any Material Guarantor, or any Special Purpose License Subsidiary pursuant to the charter or by-laws for corporations, or other constitutive documents for other forms of business entities, of the Issuer, the Material Guarantors or the Special Purpose License Subsidiaries, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuer and the Subsidiaries, taken as a whole, to which the Issuer or any Material Guarantor or any Special Purpose License Subsidiary is a party or by which the Issuer, any Material Guarantor or Special Purpose License Subsidiary or their respective property is bound (including the charter and bylaws for corporations, or other constitutive documents for other forms of business entities, of the Issuer, the Material Guarantors or the Special Purpose License Subsidiaries, or any document listed as an exhibit to the Issuer's Annual Report on Form 10-K for the year ended December 31, 2000 or any filing under the Act or the Exchange Act by the Issuer subsequent to the filing of such Annual Report), except (i) conflicts, breaches or defaults with respect to the Credit Agreement in connection with the issuance by the Issuer of Subordinated Indebtedness (as defined in the Credit Agreement), acknowledging that the majority of the Issuer's lenders under the Credit Agreement have consented to the issuance of the Notes; and (ii) that compliance by the Issuer with the covenants in the Indenture may in the future limit or prevent the Issuer from complying with the provisions of its Certificate of Designation in respect of the rights of the holders of the Issuer's Series A mandatorily redeemable convertible preferred stock to redeem such stock, (C) conflict with or constitute a breach of any of the terms and provisions of any statute, any rule, regulation (excluding the Communications Laws, as to which we express no opinion), or, to our knowledge, any order of any governmental agency or body (excluding the FCC, as to which we express no opinion) or any court having jurisdiction over the Issuer or Material Guarantors, or, to our knowledge, any of their respective properties, (D) constitute a Repayment Event,
(E) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuer, the Material Guarantors or the Special Purpose License Subsidiaries or their respective property or (F) result in the suspension, termination or revocation of any Authorization of the Issuer or the Subsidiaries or any other impairment of the rights of the holder of any such Authorization.

     (xii) The Issuer and each of the Material Guarantors and the Special Purpose License Subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, which in our professional judgment are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, result in a Material Adverse Effect; except as disclosed in the Offering Memorandum, each such Authorization is valid and in full force and effect and each of the Issuer, the Material Guarantors and the Special Purpose License Subsidiaries is in compliance with all the respective terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has oc-

                                     A-1-3
curred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Issuer, the Material Guarantors or the Special Purpose License Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

     (xiii) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of the Purchase Agreement, no consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency is required to be obtained or made by the Issuer or any Subsidiary for the execution, delivery and performance by the Issuer and the Subsidiaries of the Transaction Documents and the consummation of the Transactions, except (a) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, or (b) such as may be required under the securities or Blue Sky laws of the various states, or (c) qualification of the Indenture under the Trust Indenture Act, in connection with the issuance of the Exchange Notes. No consents or waivers from any other person or entity are required for the execution, delivery and performance of any of the Transaction Documents and the consummation of any of the Transactions, other than such consents and waivers as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect.

     (xiv) Except as set forth in the Offering Memorandum, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (excluding the FCC, as to which we express no opinion) against, or to our knowledge threatened, affecting the Issuer or any of the Subsidiaries or any of their respective properties other than such which, if determined adversely to the Issuer or the Subsidiaries, would not, individually or in the aggregate, (A) to our knowledge have a Material Adverse Effect and (B) interfere with or adversely affect the consummation of any of the Transactions.

     (xv) To our knowledge, there does not exist any judgment, order, injunction or other restraint issued or filed with respect to any of the Transactions or the performance by the Issuer of its obligations under the Transaction Documents.

     (xvi) To our knowledge after questioning a financial officer (a) with oversight and fiduciary responsibility for ensuring that the Issuer and the Material Guarantors have an adequate system of internal controls and maintain accurate books and records, and (b) with responsibility for the Issuer's international projects and activities involving a foreign government or a foreign government official (as those terms are defined by the U.S. Foreign Corrupt Practices Act ("FCPA")), we found no information to indicate that the Issuer or any of its Material Guarantors has violated the FCPA or engaged in similar misconduct.

     (xvii) The Issuer and each of the Guarantors is not, and after giving effect to the Transactions and the application of the proceeds thereof as described in the Offering Memorandum will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

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

     (xviii) No registration under the Act of the Original Notes or qualification of the Indenture under the Trust Indenture Act is required for the sale of the Original Notes to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales, assuming in each case that (a) the purchasers who buy the Original Notes in the Exempt Resales are Eligible Purchasers and (b) the accuracy of and compliance with the Initial Purchasers' representations, warranties and covenants contained in Section 5(b) of the Purchase Agreement.

     (xix) To our knowledge after due inquiry, there are no contracts, agreements or understandings between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Act with respect to any securities of the Issuer, except as disclosed in the Offering Memorandum.

     (xx) Neither the Issuer nor any Subsidiary (or any agent thereof acting on their behalf) has taken any action that might cause the Purchase Agreement or the issuance or sale of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     (xxi) Each of the Incorporated Documents (other than the financial statements and related notes, schedules and other financial, statistical and accounting data included therein, as to which I express no opinion) when filed appeared on its face to comply as to form in all material respects with the Exchange Act, and the rules and regulations of the Commission thereunder in effect at the date of its filing.

     (xxii) Each of the Transaction Documents conforms in all material respects to the description thereof contained in the Offering Memorandum.

     (xxiii) The statements under the captions "Description of Notes," "Description of Indebtedness," and "Certain U.S. Federal Income Tax Considerations" in the Offering Memorandum, insofar as such statements purport to constitute a summary of legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

     We have participated in the preparation of the Offering Memorandum. From time to time we have had discussions with officers, directors and employees of the Issuer and the Subsidiaries, the independent accountants who examined the consolidated financial statements of the Issuer and the Subsidiaries included in the Offering Memorandum, and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed. We have not independently verified and are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph (xxiii) above) of the information contained in the Offering Memorandum. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains or incorporated by reference an untrue statement of a material fact, or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment with respect to the financial statements and the notes thereto and the other financial, statistical and accounting data based thereon included or incorporated by reference in the Offering Memorandum).

                                     A-1-5

                                                                     Exhibit A-2

                FORM OF OPINION OF SPECIAL COMMUNICATIONS COUNSEL

     The opinion of Thompson Hine LLP, counsel for the Issuer (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(f) of the Purchase Agreement shall be to the effect that:

     (i) The statements made by the Issuer and contained in the Subsections titled "Risks Related to Our Business" and "Risks Related to the Television, Radio, Outdoor Advertising and Publishing Industries" of the Section titled "Risk Factors" of the Offering Memorandum, dealing with digital television, FCC regulation of the Issuer's business, carriage of the Issuer's television stations by cable television systems and direct broadcast satellite providers, insofar as they constitute summaries of the Communications Act of 1934, as amended, and the rules, regulations and published policies of the FCC and material proceedings thereunder, are accurate and fairly present the information set forth therein in all material respects.

     (ii) The statements made by the Issuer and contained in the Subsection titled "Regulation of Television and Radio Broadcasting" of the Section titled "Business" of the Offering Memorandum, insofar as they constitute a summary of the Communications Act of 1934, as amended, and the rules, regulations and published policies of the FCC and material proceedings thereunder, are accurate and fairly present the information set forth therein in all materials respects.

     (iii) The Issuer or one or more of the Subsidiaries holds the FCC Authorizations for the domestic television and radio stations identified in the Offering Memorandum as being licensed to the Issuer or one or more of its Subsidiaries, such Authorizations are in full force and effect.

     (iv) To our knowledge, except for proceedings of general applicability to the broadcast industry, there is no investigative proceeding, claim or other legal or administrative proceeding pending or threatened before the FCC against the stations identified in the Offering Memorandum as being licensed to Issuer or one or more of its Subsidiaries or otherwise pending or threatened against Issuer or one or more of its Subsidiaries which could reasonably be expected to result in the revocation, nonrenewal or suspension of any of the FCC licenses issued in connection with such stations, the imposition of any fine or forfeiture, reporting requirements or other sanction against any such stations or otherwise against Issuer or one or more of its Subsidiaries, or the adverse material modification of any FCC license issued with respect to such stations.

                                     A-2-1